Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 250% x $13,933.85
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,281.69
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $175.00
- Monthly Deduction***                  $380.52
- Mortality & Expense Charge****        $129.60
+ Hypothetical Rate of Return*****     ($162.72)
                                       ---------
=                                       $13,934  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---
             1                 $31.67
             2                 $31.68
             3                 $31.68
             4                 $31.69
             5                 $31.70
             6                 $31.71
             7                 $31.71
             8                 $31.72
             9                 $31.73
            10                 $31.74
            11                 $31.74
            12                 $31.75

            Total             $380.52

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

          Month           Interest
          -----           --------
            1             ($13.85)
            2             ($13.80)
            3             ($13.75)
            4             ($13.69)
            5             ($13.64)
            6             ($13.59)
            7             ($13.53)
            8             ($13.48)
            9             ($13.43)
           10             ($13.37)
           11             ($13.32)
           12             ($13.27)

        Total            ($162.72)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $13,933.85
- Year 5 Surrender Charge             $2,252.50
                                      ---------
=                                       $11,681  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 250% x $16,741.40
                     = $250,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4    $13,147.30
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $175.00
- Monthly Deduction***                  $376.79
- Mortality & Expense Charge****        $146.42
+ Hypothetical Rate of Return*****      $792.32
                                        -------
=                                       $16,741  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---
            1               $31.42
            2               $31.41
            3               $31.41
            4               $31.41
            5               $31.40
            6               $31.40
            7               $31.40
            8               $31.40
            9               $31.39
           10               $31.39
           11               $31.39
           12               $31.38

           Total           $376.79

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1               $65.54
             2               $65.63
             3               $65.71
             4               $65.80

             5               $65.89
             6               $65.98
             7               $66.07
             8               $66.16
             9               $66.25
            10               $66.34
            11               $66.43
            12               $66.52

            Total           $792.32

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $16,741.40
- Year 5 Surrender Charge             $2,252.50
                                      ---------
=                                       $14,489  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 250% x $20,034.24
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $15,249.71
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $175.00
- Monthly Deduction***                  $372.52
- Mortality & Expense Charge****        $165.38
+ Hypothetical Rate of Return*****    $1,997.43
                                      ---------
=                                       $20,034  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---
            1               $31.13
            2               $31.12
            3               $31.10
            4               $31.08
            5               $31.07
            6               $31.05
            7               $31.04
            8               $31.02
            9               $31.00
           10               $30.99
           11               $30.97
           12               $30.95

           Total           $372.52

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

          Month            Interest
          -----            --------
            1               $160.75
            2               $161.76
            3               $162.78
            4               $163.80
            5               $164.84
            6               $165.88
            7               $166.93
            8               $167.99
            9               $169.05
           10               $170.13
           11               $171.21
           12               $172.31

        Total             $1,997.43

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $20,034.24
- Year 5 Surrender Charge             $2,252.50
                                      ---------
=                                       $17,782  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $97,723.56
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $79,265.94
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $3,236.85
- Mortality & Expense Charge****        $911.32
+ Hypothetical Rate of Return*****   ($1,144.21)
                                     -----------
=                                       $97,724  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---
             1              $269.39
             2              $269.45
             3              $269.52
             4              $269.58
             5              $269.64
             6              $269.71
             7              $269.77
             8              $269.83

             9              $269.89
            10              $269.96
            11              $270.02
            12              $270.08

         Total            $3,236.85

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

          Month            Interest
          -----            --------
            1              ($97.67)
            2              ($97.24)
            3              ($96.82)
            4              ($96.40)
            5              ($95.98)
            6              ($95.56)
            7              ($95.14)
            8              ($94.72)
            9              ($94.30)
           10              ($93.88)
           11              ($93.47)
           12              ($93.05)

        Total           ($1,144.21)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $97,723.56
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $76,884  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $117,528.92
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $92,443.75
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $3,209.11
- Mortality & Expense Charge****      $1,030.19
+ Hypothetical Rate of Return*****    $5,574.48
                                      ---------
=                                      $117,529  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---
            1              $267.51
            2              $267.50
            3              $267.48
            4              $267.47
            5              $267.45
            6              $267.43
            7              $267.42
            8              $267.40
            9              $267.39
           10              $267.37
           11              $267.35
           12              $267.34

        Total            $3,209.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

          Month            Interest
          -----            --------
            1               $462.12
            2               $462.55
            3               $462.99
            4               $463.43
            5               $463.87
            6               $464.31
            7               $464.75
            8               $465.20
            9               $465.64
           10               $466.09
           11               $466.54
           12               $466.99

          Total           $5,574.48

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $117,528.92
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $96,689  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $140,769.45
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $107,300.23
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**             $1,250.00
- Monthly Deduction***                 $3,177.26
- Mortality & Expense Charge****       $1,164.18
+ Hypothetical Rate of Return*****    $14,060.65
                                      ----------
=                                       $140,769 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
                1          $265.40
                2          $265.29
                3          $265.17
                4          $265.06
                5          $264.95
                6          $264.83
                7          $264.72
                8          $264.60
                9          $264.49
               10          $264.37
               11          $264.25
               12          $264.13

            Total        $3,177.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------
             1            $1,133.77
             2            $1,140.49
             3            $1,147.26
             4            $1,154.08
             5            $1,160.96
             6            $1,167.90
             7            $1,174.89
             8            $1,181.94
             9            $1,189.04
            10            $1,196.20
            11            $1,203.42

            12            $1,210.70

         Total           $14,060.65

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $140,769.45
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                      $119,929  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 3

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 250% x $12,994.19
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $10,550.41
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $175.00
- Monthly Deduction***                  $606.23
- Mortality & Expense Charge****        $121.92
+ Hypothetical Rate of Return*****     ($153.07)
                                       ---------
=                                       $12,994  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---
             1               $42.95
             2               $42.96
             3               $42.97

             4               $42.99
             5               $43.00
             6               $43.01
             7               $43.03
             8               $43.04
             9               $43.05
            10               $43.07
            11               $43.08
            12               $43.09

         Total              $516.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

          Month            Interest
          -----            --------
            1              ($13.14)
            2              ($13.07)
            3              ($13.00)
            4              ($12.93)
            5              ($12.86)
            6              ($12.79)
            7              ($12.72)
            8              ($12.65)
            9              ($12.58)
           10              ($12.51)
           11              ($12.44)
           12              ($12.37)

        Total             ($153.07)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $12,994.19
- Year 5 Surrender Charge            $2,252.50
                                     ---------
=                                      $10,742  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 250% x $15,659.40
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,327.31
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $175.00
- Monthly Deduction***                  $601.44
- Mortality & Expense Charge****        $137.96
+ Hypothetical Rate of Return*****      $746.50
                                        -------
=                                       $15,659  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---
            1               $42.62
            2               $42.62
            3               $42.62
            4               $42.62
            5               $42.62
            6               $42.62
            7               $42.62
            8               $42.62
            9               $42.62
           10               $42.62
           11               $42.62
           12               $42.62

        Total              $511.44

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

          Month             Interest
          -----             --------
            1                $62.20
            2                $62.20
            3                $62.20
            4                $62.20
            5                $62.20
            6                $62.21
            7                $62.21
            8                $62.21
            9                $62.21
           10                $62.22
           11                $62.22
           12                $62.22

           Total            $746.50

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $15,659.40
- Year 5 Surrender Charge            $2,252.50
                                     ---------
=                                      $13,407  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 250% x $18790.02
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,332.27

+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $175.00
- Monthly Deduction***                  $595.94
- Mortality & Expense Charge****        $156.05
+ Hypothetical Rate of Return*****    $1,884.74
                                      ---------
=                                       $18,790  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---
            1               $42.26
            2               $42.24
            3               $42.22
            4               $42.21
            5               $42.19
            6               $42.17
            7               $42.15
            8               $42.14
            9               $42.12
           10               $42.10
           11               $42.08
           12               $42.07

           Total           $505.94

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              $152.64
             2              $153.42
             3              $154.21
             4              $155.01
             5              $155.81

             6              $156.62
             7              $157.43
             8              $158.25
             9              $159.08
            10              $159.92
            11              $160.76
            12              $161.61

            Total         $1,884.74

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $18,790.02
- Year 5 Surrender Charge            $2,252.50
                                     ---------
=                                      $16,538  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $85,920.89
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $70,151.71
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $6,142.33
- Mortality & Expense Charge****        $815.10
+ Hypothetical Rate of Return*****   ($1,023.40)
                                     -----------
=                                       $85,921  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month            COI
            -----            ---
            1              $503.39
            2              $503.57
            3              $503.74
            4              $503.92
            5              $504.10
            6              $504.27
            7              $504.45
            8              $504.63
            9              $504.80
           10              $504.98
           11              $505.15
           12              $505.33

           Total         $6,052.33

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

          Month            Interest
          -----            --------
            1              ($88.77)
            2              ($88.13)
            3              ($87.50)
            4              ($86.86)
            5              ($86.23)
            6              ($85.59)
            7              ($84.96)
            8              ($84.33)
            9              ($83.70)
           10              ($83.07)
           11              ($82.44)
           12              ($81.81)

           Total        ($1,023.40)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $85,920.89
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $65,081  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $103,961.58
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $82,229.64
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $6,095.17
- Mortality & Expense Charge****        $924.28
+ Hypothetical Rate of Return*****    $5,001.40
                                      ---------
=                                      $103,962  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month            COI
             -----            ---
             1              $500.19
             2              $500.23
             3              $500.28
             4              $500.32
             5              $500.36
             6              $500.41
             7              $500.45
             8              $500.50

             9              $500.54
            10              $500.59
            11              $500.63
            12              $500.68

            Total         $6,005.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1               $420.44
            2               $419.79
            3               $419.13
            4               $418.46
            5               $417.80
            6               $417.13
            7               $416.46
            8               $415.79
            9               $415.12
           10               $414.44
           11               $413.76
           12               $413.08

           Total          $5,001.40

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $103,961.58
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $83,122  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $125,192.25
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $95,877.88
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $6,040.89
- Mortality & Expense Charge****      $1,047.62
+ Hypothetical Rate of Return*****   $12,652.87
                                     ----------
=                                      $125,192  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month            COI
            -----            ---
            1              $496.57
            2              $496.45
            3              $496.34
            4              $496.22
            5              $496.10
            6              $495.97
            7              $495.85
            8              $495.73
            9              $495.60
           10              $495.48
           11              $495.35
           12              $495.23

           Total         $5,950.89

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1             $1,032.68
            2             $1,036.53
            3             $1,040.40
            4             $1,044.31
            5             $1,048.24
            6             $1,052.21
            7             $1,056.22
            8             $1,060.25
            9             $1,064.32
           10             $1,068.42
           11             $1,072.56
           12             $1,076.73

           Total         $12,652.87

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $125,192.25
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $104,352 (rounded to the nearest dollar)